30B American Fishing Boat：

26 feet Fishing Boat

22 feet Fishing Boat

9.3 meters Fishing Boat

Length：9.3 meters，Width：2.65meters, Depth: 1.45 meters, Draft: 0.32

meters, Speed: 30 knots, Crew: 8 people, Power: dual aircraft can be configured

with 150-200 horsepower

9.8 meters Catamaran

Hull parameters
Item	Description	Value	Unit
1	Boat length	9.840	meter
2	Waterline length	9.839	meter
3	Boat Width	4.670	meter
4	Moulded Depth	1.946	meter
5	Draft	0.48	meter
6	Category		Class IV Sailboat
7	Outboard Motor Engine	60	HP
8	Crew	12	person
9	Speed	10	knots

40 feet Catamaran

Hull parameters
Item	Description	Value	Unit
1	Boat length	12.00	meter
2	Waterline length	11.80	meter
3	Boat Width	5.00	meter
4	Draft	0.90	meter
5	Outboard Motor Engine	60	HP
6	No-Load Weight	8.5	Ton
7	Crew	12	person
8	Speed	13	knots

30ft B 美式钓鱼艇

技术参数

Technical sheet

1. 全长/Length：	9.14 M
2. 艇宽/Beam：	2.80 M
3. 水箱容量/Water tank Capacity：	105 L
4. 油箱容量/Fuel tank Capacity：	530 L
5. 鱼舱容量/Fish room Capacity：	300 L
6. 鱼饵舱容量/Bait room Capacity：	45 L
7. 活鱼舱容量/Live fish hold Capacity：	590 L
8. 航速/Speed：	25—30 节
9. 主机动力/Host Power：	2×150 HP



30ft B 美式钓鱼艇

技术参数

Technical sheet

1. 全长/Length：	9.14 M
2. 艇宽/Beam：	2.80 M
3. 水箱容量/Water tank Capacity：	105 L
4. 油箱容量/Fuel tank Capacity：	530 L
5. 鱼舱容量/Fish room Capacity：	300 L
6. 鱼饵舱容量/Bait room Capacity：	45 L
7. 活鱼舱容量/Live fish hold Capacity：	590 L
8. 航速/Speed：	25—30 节
9. 主机动力/Host Power：	2×150 HP























26ft 钓鱼艇

技术参数

Technical sheet

1. 全长/Length： 7.90 M
2. 艇宽/Beam： 2.28 M
3. 吃水/Draft： 0.35 M
4. 燃油箱容量/Fuel tank Capacity： 135 L
5. 航速/Speed： 25—30 节
6. 可载人数/Bearing Number： 8 人
7. 主机动力/Host Power： 140—200 HP



26ft 钓鱼艇

技术参数

Technical sheet

1. 全长/Length： 7.90 M
2. 艇宽/Beam： 2.28 M
3. 吃水/Draft： 0.35 M
4. 燃油箱容量/Fuel tank Capacity： 135 L
5. 航速/Speed： 25—30 节
6. 可载人数/Bearing Number： 8 人
7. 主机动力/Host Power： 140—200 HP





















22ft 钓鱼艇

技术参数

Technical sheet

1. 全长/Length： 6.85 M
2. 艇宽/Beam： 2.28 M
3. 型深/Molded Depth： 60—115 HP
4. 油箱容量/Fuel tank Capacity： 120 L
5. 可载人数/Bearing Number： 6—8 人
6. 主机动力/Host Power： 60—115 HP



22ft 钓鱼艇

技术参数

Technical sheet

1. 全长/Length : 6.85 M
2. 艇宽/Beam : 2.28 M
3. 型深/Molded Depth : 60—115 HP
4. 油箱容量/Fuel tank Capacity : 120 L
5. 可载人数/Bearing Number : 6—8 人
6. 主机动力/Host Power : 60—115 HP













中国船级社
CHINA CLASSIFICATION SOCIETY
A021
批 APPROVED 准
See letter No. FZ19NNP20032-003H
Date 2019-12-23
顶棚甲板

主要参数

艇长	L_H	9.310m
水线长	L_{WL}	8.330m
艇宽	B	2.672m
型深	D	1.045m
吃水	d	0.320m
航速	V	30.0kn
定员		8人
艇类别		Ⅳ类
主机		14.7kW×2 5400r/min

旧底图登记号	
底图登记号	
(签字日期)	
档案号	

标记	数量	修改单号	签字	日期	31FT游钓艇	技术设计	
设计	李明	描图			总布置图	FY4904-100-02	
						电脑文件号	重量	比例
						RHY 2		1:40




HONDA


东恒通
DONGHENGTONG























